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                                   FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C. 20529

                                CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report:     November 14, 2001


                   MBNA AMERICA BANK, NATIONAL ASSOCIATION
                               ON BEHALF OF THE
                      MBNA MASTER CREDIT CARD TRUST II
(Issuer of the Collateral Certificate)
AND THE
MBNA CREDIT CARD MASTER NOTE TRUST
(Issuer of the MBNASeries Class A, Class B, and Class C notes)
            (Exact name of registrant as specified in its charter)



  United States                    333-89755                    51-0331454
-----------------        -----------------------------       --------------
(State or other               (Commission File               (IRS Employer
 jurisdiction of                    Number)               Identification No.)
 incorporation)


                              Wilmington, DE 19884-0781
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-
                   (Address of principal executive office)



Registrant's telephone number, including area code  (800) 362-6255.
                                                    ---------------

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION, AND EXHIBITS The following are filed as Exhibits to this Report under Exhibit 20:



20.1  MBNASeries Noteholders' Statement for the month ended October 31,
2001.

      20.2 MBNASeries Schedule to the Noteholders' Statement for the month ended October 31, 2001.

                                SIGNATURES



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated:     November 14, 2001


                               MBNA AMERICA BANK, NATIONAL ASSOCIATION



                                    By:         /s/Christopher Harris
                                   ----------------------------------
                                    Name:   Christopher Harris
                                    Title:  First Vice President